UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
April 13, 2018

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement

On April 13, 2018, First Mid-Illinois Bancshares, Inc. (the “Company”) entered into a Fifth Amended and Restated Credit Agreement (the “Agreement”) with The Northern Trust Company. Pursuant to the Agreement, the Company and The Northern Trust Company extended the maturity date of the Company’s $10 million revolving loan from April 13, 2018 to April 12, 2019 (the “Revolving Loan”) and agreed to certain additional matters, including The Northern Trust Company consenting to certain matters related to the Company’s pending acquisition via merger of First BancTrust Corporation, a Delaware corporation (“First Bank”). The Revolving Loan was made pursuant to a Fourth Amended and Restated Credit Agreement, dated as of September 7, 2016, as amended (the “Original Agreement”), pursuant to which The Northern Trust Company also provided the Company with a $15 million term loan (the “Term Loan”). The proceeds from the Term Loan were used by the Company for the purpose of financing a portion of the cash consideration payable by the Company in connection with its acquisition via merger of First Clover Leaf Financial Corp. on September 8, 2016. The Term Loan matures on September 7, 2020, and the Company's obligations under the Agreement are secured by a pledge of all of the issued and outstanding shares of common stock of First Mid-Illinois Bank & Trust, National Association (the “Bank”).
The Agreement contains customary representations, warranties, covenants and events of default, including, without limitation, financial covenants requiring that (1) the Company’s senior debt for borrowed money will not exceed 40% of consolidated Tier 1 Capital; (2) each of the Company and the Bank maintain a Tier 1 Leverage Ratio of at least 5%; (3) each of the Company and the Bank maintain a Tier 1 Risk-Based Capital Ratio of at least 8%; (4) each of the Company and the Bank maintain a Total Risk-Based Capital Ratio of not less than 10%, at least 60% of which will consist of Tier 1 Capital; (5) the Company’s consolidated net income be at least .75% of its average assets; and (6) non-performing assets will not exceed 3% of loans. Upon the occurrence of an event of default under the Agreement, The Northern Trust Company may, among other options, terminate its commitment to make loans to the Company, declare any amounts outstanding under the Agreement immediately due and payable, and/or force the sale of the pledged shares of common stock of the Bank to satisfy the loans.
The foregoing summary of the Agreement is only a brief description of its terms and conditions, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by the complete terms of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Forward Looking Statements
This document may contain certain forward-looking statements about First Mid-Illinois Bancshares, Inc. (“First Mid”) and First BancTrust Corporation (“First Bank”), such as discussions of First Mid’s and First Bank’s pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. First Mid and First Bank intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1955. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Mid and First Bank, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the possibility that any of the anticipated benefits of the proposed transactions between First Mid and First Bank will not be realized or will not be realized within the expected time period; the risk that integration of the operations of First Bank with First Mid will be materially delayed or will be more costly or difficult than expected; the failure to satisfy other conditions to completion of the proposed transactions, including receipt of required regulatory and other approvals; the failure of the proposed transactions to close for any other reason; the effect of the announcement of the transaction on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in interest rates; general economic conditions and those in the market areas of First Mid and First Bank; legislative/regulatory changes; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of First Mid’s and First Bank’s loan or investment portfolios and the valuation of those investment portfolios; demand for loan products; deposit flows; competition, demand for financial services in the market areas of First Mid and First Bank; and accounting principles, policies and guidelines. Additional information concerning First Mid, including additional factors and risks that could materially affect First Mid’s financial results, are included in First Mid’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Reports on Form 10-K. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit Index

Exhibit No.	Description
10.1	Fifth Amended and Restated Credit Agreement by and between First Mid-Illinois Bancshares, Inc. and The Northern Trust Company, dated as of April 13, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: April 13, 2018

By:

Joseph R. Dively
Chairman, President and Chief Executive Officer